Exhibit 99.1

At the Company
Katrina Becker Director, Communications & Public Affairs (402) 597-8485 katrina.becker@tdameritrade.com	Tim Nowell Director, Investor Relations (402) 597-8440 timothy.nowell@tdameritrade.com
TD AMERITRADE HITS FOURTH RECORD YEAR
Paid $6 Dividend
EBITDA Approaches $1 Billion
OMAHA, Neb., Oct. 24, 2006 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for fiscal 2006, a record year that included a transformational acquisition, a significant shift toward asset-based revenues and progress on its long-term growth strategy.
2006 Fiscal Year Highlights(1)
•	Paid $6 per share special cash dividend
•	Record net income, excluding investment gains, of $483 million, or $0.87 per diluted share; GAAP net income of $527 million, or $0.95 per diluted share
•	Record non-GAAP net income of $567 million, or $1.02 per diluted share
•	Record pre-tax income, excluding investment gains, of $788 million, or 44 percent of net revenues; GAAP pre-tax income of $857 million, or 48 percent
•	Record operating margin of $952 million, or 53 percent
•	Record EBITDA, excluding investment gains, of $933 million, or 52 percent
•	Record net revenues of $1.8 billion
•	Return on average equity, excluding investment gains, of 30 percent, an increase from 25 percent in 2005
•	Average client trades per day of approximately 217,000
•	2,677,000 new accounts, which includes 2,252,000 accounts acquired from TD Waterhouse Group, Inc.;(2) 425,000 new accounts at an average cost per account of $386; 203,000 closed accounts
“In addition to generating record results and paying a $6 dividend, 2006 was also a year of strong cash generation for TD AMERITRADE,” said Joe Moglia, chief executive officer. “We paid down about a quarter of our debt and repurchased 3.8 million shares of our common stock.”

September Quarter Highlights(1)
•	Net income of $128 million, or $0.21 per diluted share
•	Non-GAAP net income of $156 million, or $0.25 per diluted share
•	Pre-tax income of $202 million, or 41 percent of net revenues
•	Operating margin of $234 million, or 48 percent
•	EBITDA of $256 million, or 52 percent
•	Net revenues of $489 million
•	Average client trades per day of approximately 204,000
•	Client assets of approximately $261.7 billion, including $38.1 billion of client cash and money market funds
•	Liquid assets of $505 million; cash and cash equivalents of $364 million
•	96,000 new accounts at an average cost per account of $361; 44,000 closed accounts; 6,191,000 Total Accounts; 3,242,000 Qualified Accounts(3)
•	Average client margin balances of approximately $7.2 billion. On Sept. 29, 2006, client margin balances were approximately $7.0 billion.
“Everything we do in the next year will be based on successfully completing the integration and positioning our franchise for long-term success,” Moglia continued. “We will be relentless in driving down costs, stimulating organic growth and becoming a more sales-focused organization. Our vision is that TD AMERITRADE will become the choice destination for retail investors.”
The Company has also updated its guidance for fiscal year 2007 from $0.99 — $1.21 earnings per share to $0.98 — $1.22 in the “Outlook Statement” section of its corporate Web site located at www.amtd.com.
Company Hosts Conference Call
TD AMERITRADE will host its September Quarter conference call this morning, Oct. 24, 2006, at 7:30 a.m. CT. Participants may listen to the call by dialing 800-810-0924. The Company will Webcast the call at www.amtd.com.
As the Company will be discussing a number of financial metrics, participants are encouraged to download the slides associated with the presentation from the Web site before the start of the call. A podcast and an archived version of the presentation, including the materials discussed, will be available following the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(4) provides a dynamic balance of investment products and services that furthers the Independent Spirit of individual investors. The Company’s full spectrum of services include a leading active trader program and long-term investor solutions, including a national branch system, as well as relationships with one of the largest networks of independent registered investment advisors. The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any statements regarding financial guidance and future operations are forward-looking statements. These statements reflect only our current expectations or plans and are not guarantees of future performance, results or operations. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, effects of our new price offering, regulatory and legal matters and uncertainties and other risk factors described in our latest Quarterly Report on Form 10-Q and our latest Annual Report on Form 10-K . These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
(1) See attached reconciliation of non-GAAP financial measures. All records referenced exclude a one-time gain realized on the sale of the Company’s investment in Knight Capital Group, Inc. in the second fiscal quarter of 2006.
(2) Accounts purchased in the TD Waterhouse acquisition, including those accounts included in the sale of Ameritrade Canada to TD Bank Financial Group.
(3) Total Accounts include all open client accounts (funded and unfunded), except clearing accounts. Qualified Accounts include all open client accounts with a total liquidation value greater than or equal to $2,000, except clearing accounts. See Glossary of Terms on the Company’s web site at www.amtd.com for additional information.
(4) TD AMERITRADE, Inc., member NASD/SIPC, receives clearing and custodial services from Ameritrade, Inc., member NASD/SIPC, and National Investor Services Corporation (NISC), member NYSE/SIPC. TD AMERITRADE, Ameritrade and NISC are subsidiaries of TD AMERITRADE Holding Corporation.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share data
(Unaudited)

	Quarter Ended		Fiscal Year Ended
	Sept. 29, 2006	Sept. 30, 2005	Sept. 29, 2006	Sept. 30, 2005
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$163,041	$129,389	$727,407	$523,985

Asset-based revenues:
Interest revenue	302,620	173,551	1,031,971	540,348
Brokerage interest expense	(106,838)	(47,873)	(335,820)	(141,399)

Net interest revenue	195,782	125,678	696,151	398,949

Money market deposit account fees	70,664	—	185,014	—
Money market and other mutual fund fees	49,930	7,211	139,586	25,051

Total asset-based revenues	316,376	132,889	1,020,751	424,000

Other revenues	9,284	12,035	55,373	55,168

Net revenues	488,701	274,313	1,803,531	1,003,153

Expenses:
Employee compensation and benefits	103,050	49,768	350,079	180,579
Fair value adjustments of compensation-related derivative instruments	(2,963)	—	(1,715)	—
Clearing and execution costs	22,290	6,236	73,049	26,317
Communications	18,923	8,461	65,445	35,663
Occupancy and equipment costs	20,181	10,394	74,638	43,411
Depreciation and amortization	6,364	3,197	21,199	10,521
Amortization of acquired intangible assets	13,823	3,667	42,286	13,887
Professional services	22,079	3,908	87,521	30,630
Interest on borrowings	33,630	463	93,988	1,967
Other	17,502	9,762	45,383	22,689
Advertising	34,688	20,005	164,072	92,312
Fair value adjustments of investment-related derivative instruments	—	3,511	11,703	(8,315)

Total expenses	289,567	119,372	1,027,648	449,661

Income before other income and income taxes	199,134	154,941	775,883	553,492

Other income:
Gain on disposal of investments	2,582	—	81,422	—

Pre-tax income	201,716	154,941	857,305	553,492

Provision for income taxes	73,606	60,553	330,546	213,739

Net income	$128,110	$94,388	$526,759	$339,753

Basic earnings per share	$0.21	$0.23	$0.97	$0.84
Diluted earnings per share	$0.21	$0.23	$0.95	$0.82

Weighted average shares outstanding — basic	609,995	405,064	544,307	404,215
Weighted average shares outstanding — diluted	619,757	414,630	555,465	413,167

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Sept. 29, 2006	Sept. 30, 2005
Assets:
Cash and cash equivalents	$363,650	$171,064
Short-term investments	65,275	229,819
Segregated cash and investments	1,561,910	7,595,359
Broker/dealer receivables	4,574,102	3,420,226
Client receivables	6,976,746	3,784,688
Goodwill and intangible assets	2,790,665	1,028,974
Other	229,267	186,980

Total assets	$16,561,615	$16,417,110

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$7,022,601	$4,449,686
Client payables	5,414,181	10,095,837
Prepaid variable forward derivative instrument	—	20,423
Prepaid variable forward contract obligation	—	39,518
Long-term debt	1,703,375	—
Other	691,224	292,779

Total liabilities	14,831,381	14,898,243
Stockholders’ equity	1,730,234	1,518,867

Total liabilities and stockholders’ equity	$16,561,615	$16,417,110

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended		Fiscal Year Ended
	Sept. 29, 2006	Sept. 30, 2005	Sept. 29, 2006	Sept. 30, 2005
Trading Activity Metrics:
Total trades (in millions)	12.8	9.9	54.2	39.9
Average commissions and transaction fees per trade	$12.76	$13.01	$13.41	$13.12
Average client trades per day	204,480	146,254	216,970	155,696
Average client trades per account (annualized)	8.3	10.1	10.1	11.0
Activity rate	3.3%	4.0%	4.0%	4.3%
Trading days	62.5	68.0	250.0	256.5

Interest Revenue Metrics:
Segregated cash:
Average balance (in billions)	$6.8	$7.7	$7.2	$7.8
Average annualized yield	5.16%	3.35%	4.44%	2.60%

Interest revenue (in millions)	$88.6	$70.4	$324.9	$208.8

Client margin balances:
Average balance (in billions)	$7.2	$3.6	$6.4	$3.5
Average annualized yield	8.14%	6.86%	7.74%	5.81%

Interest revenue (in millions)	$148.8	$66.3	$500.8	$210.1

Securities borrowing:
Average balance (in billions)	$3.9	$3.4	$3.4	$3.8
Average annualized yield	5.67%	3.64%	5.15%	2.88%

Interest revenue (in millions)	$55.8	$33.7	$178.9	$113.4

Interest revenue — other (in millions)	$9.4	$3.2	$27.4	$8.0

Interest revenue — total (in millions)	$302.6	$173.6	$1,032.0	$540.3

Brokerage Interest Expense Metrics:
Client credit balances:
Average balance (in billions)	$9.6	$9.4	$9.8	$9.5
Average annualized cost	1.12%	0.69%	1.00%	0.47%

Interest expense (in millions)	$27.0	$17.7	$98.9	$45.9

Securities lending:
Average balance (in billions)	$6.6	$4.1	$5.7	$4.6
Average annualized cost	4.74%	2.68%	4.05%	2.01%

Interest expense (in millions)	$79.3	$29.9	$234.8	$95.6

Brokerage interest expense — other (in millions)	$0.5	$0.3	$2.1	($0.1)

Brokerage interest expense — total (in millions)	$106.8	$47.9	$335.8	$141.4

Other Revenue Metrics:
Money market deposit account fees:
Average balance (in billions)	$8.1	N/A	$5.7	N/A
Average annualized yield	3.45%	N/A	3.19%	N/A
Fee revenue (in millions)	$70.7	N/A	$185.0	N/A

Money market mutual fund fees:
Average balance (in billions)	$18.2	$3.0	$12.7	$2.7
Average annualized yield	0.76%	0.75%	0.75%	0.74%
Fee revenue (in millions)	$34.7	$6.0	$96.0	$21.0

Other mutual fund fees:
Average balance (in billions)	$34.9	$3.6	$24.9	$3.2
Average annualized yield	0.17%	0.12%	0.17%	0.12%
Fee revenue (in millions)	$15.2	$1.2	$43.6	$4.1

Client Account and Client Asset Metrics:
Qualified accounts (beginning of period)	3,260,000	1,730,000	1,735,000	1,677,000
Qualified accounts (end of period)	3,242,000	1,735,000	3,242,000	1,735,000
Percentage increase (decrease) during period	(1%)	0%	87%	3%

Total accounts (beginning of period)	6,139,000	3,689,000	3,717,000	3,520,000
Total accounts (end of period)	6,191,000	3,717,000	6,191,000	3,717,000
Percentage increase (decrease) during period	1%	1%	67%	6%

Client assets (beginning of period, in billions)	$255.3	$78.8	$83.3	$68.8
Client assets (end of period, in billions)	$261.7	$83.3	$261.7	$83.3
Percentage increase (decrease) during period	3%	6%	214%	21%
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages and per share amounts
(Unaudited)

	Quarter Ended		Fiscal Year Ended
	Sept. 29, 2006	Sept. 30, 2005	Sept. 29, 2006	Sept. 30, 2005
Pre-tax Income Excluding Investment Gains/Losses (1)
Pre-tax income, as reported	$201,716	$154,941	$857,305	$553,492
Adjustments:
Gain on disposal of investments	(2,582)	—	(81,422)	—
Fair value adjustments of investment-related derivative instruments	—	3,511	11,703	(8,315)

Pre-tax income excluding investment gains/losses	$199,134	$158,452	$787,586	$545,177

Net Income Excluding Investment Gains/Losses (1)
Net income, as reported	$128,110	$94,388	$526,759	$339,753
Adjustments:
Gain on disposal of investments	(2,582)	—	(81,422)	—
Fair value adjustments of investment-related derivative instruments	—	3,511	11,703	(8,315)
Income tax effect of above adjustments	968	(1,352)	26,145	3,345

Net income excluding investment gains/losses	$126,496	$96,547	$483,185	$334,783

EPS Excluding Investment Gains/Losses (1)
Diluted earnings per share, as reported	$0.21	$0.23	$0.95	$0.82
Adjustments on a per share basis, net of income tax effect:
Gain on disposal of investments	(0.01)	—	(0.09)	—
Fair value adjustments of investment-related derivative instruments	—	—	0.01	(0.01)

EPS excluding investment gains/losses	$0.20	$0.23	$0.87	$0.81

Non-GAAP Net Income (2)
Net income, as reported	$128,110	$94,388	$526,759	$339,753
Adjustments:
Amortization of acquired intangible assets	13,823	3,667	42,286	13,887
Interest on borrowings	33,630	463	93,988	1,967
Gain on disposal of investments	(2,582)	—	(81,422)	—
Fair value adjustments of investment-related derivative instruments	—	3,511	11,703	(8,315)
Income tax effect of above adjustments	(17,172)	(2,942)	(26,015)	(2,903)

Non-GAAP net income	$155,809	$99,087	$567,299	$344,389

Non-GAAP EPS (2)
Diluted earnings per share, as reported	$0.21	$0.23	$0.95	$0.82
Adjustments on a per share basis, net of income tax effect:
Amortization of acquired intangible assets	0.01	0.01	0.04	0.02
Interest on borrowings	0.04	—	0.11	—
Gain on disposal of investments	(0.01)	—	(0.09)	—
Fair value adjustments of investment-related derivative instruments	—	—	0.01	(0.01)

Non-GAAP earnings per share	$0.25	$0.24	$1.02	$0.83

	Quarter Ended				Fiscal Year Ended
	Sept. 29, 2006		Sept. 30, 2005		Sept. 29, 2006		Sept. 30, 2005
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
Operating Margin (3)
Operating margin	$233,822	47.8%	$178,457	65.1%	$951,658	52.8%	$637,489	63.5%
Less:
Advertising	(34,688)	(7.1%)	(20,005)	(7.3%)	(164,072)	(9.1%)	(92,312)	(9.2%)
Fair value adjustments of investment-related derivative instruments	0	0.0%	(3,511)	(1.3%)	(11,703)	(0.6%)	8,315	0.8%

Income before other income and income taxes	199,134	40.7%	154,941	56.5%	775,883	43.0%	553,492	55.2%
Gain on disposal of investments	2,582	0.5%	0	0.0%	81,422	4.5%	0	0.0%

Pre-tax income	$201,716	41.3%	$154,941	56.5%	$857,305	47.5%	$553,492	55.2%

EBITDA and EBITDA Excluding Investment Gains (4)
EBITDA excluding investment gains	$252,951	51.8%	$162,268	59.2%	$933,356	51.8%	$579,867	57.8%
Plus: Gain on disposal of investments	2,582	0.5%	0	0.0%	81,422	4.5%	0	0.0%

EBITDA	255,533	52.3%	162,268	59.2%	1,014,778	56.3%	579,867	57.8%
Less:
Depreciation and amortization	(6,364)	(1.3%)	(3,197)	(1.2%)	(21,199)	(1.2%)	(10,521)	(1.0%)
Amortization of acquired intangible assets	(13,823)	(2.8%)	(3,667)	(1.3%)	(42,286)	(2.3%)	(13,887)	(1.4%)
Interest on borrowings	(33,630)	(6.9%)	(463)	(0.2%)	(93,988)	(5.2%)	(1,967)	(0.2%)

Pre-tax income	$201,716	41.3%	$154,941	56.5%	$857,305	47.5%	$553,492	55.2%

	As of
	Sept. 29,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Liquid Assets (5)
Liquid assets	$505,446	$421,055	$374,423	$489,938	$396,708
Plus: Broker-dealer cash and cash equivalents	263,054	322,960	411,208	122,444	107,236
Less:
Non broker-dealer short-term investments	(65,275)	(24,775)	(40,000)	(302,921)	(229,819)
Excess broker-dealer regulatory net capital	(339,575)	(323,934)	(262,221)	(121,342)	(103,061)

Cash and cash equivalents	$363,650	$395,306	$483,410	$188,119	$171,064

Note: The term “GAAP” in the following explanations refers to generally accepted accounting principles in the United States.

(1)	Pre-tax income, net income and earnings per share (EPS) excluding investment gains/losses are Non-GAAP financial measures as defined by SEC Regulation G. We define pre-tax income and net income excluding investment gains/losses as pre-tax income and net income, respectively, adjusted to remove the pre-tax and after-tax effect, respectively, of investment-related gains and losses. We consider pre-tax income, net income and EPS excluding investment gains/losses important measures of our financial performance. Gains/losses on investments and investment-related derivatives are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Pre-tax income, net income and EPS excluding investment gains/losses should be considered in addition to, rather than as a substitute for, GAAP pre-tax income, net income and EPS.

(2)	Non-GAAP net income and Non-GAAP earnings per share (EPS) are Non-GAAP financial measures as defined by SEC Regulation G. We define Non-GAAP net income as net income, adjusted to remove the after-tax effect of amortization of acquired intangible assets, interest on borrowings, fair value adjustments of investment-related derivative instruments and any unusual gains or charges. We consider Non-GAAP net income and Non-GAAP EPS important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. Amortization of acquired intangible assets and fair value adjustments of investment-related derivative instruments are excluded because they are non-cash expenses that do not require further cash investment. Interest on borrowings is excluded because we use these measures as an indicator of the earnings available to service debt. Unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Non-GAAP net income and EPS should be considered in addition to, rather than as a substitute for, GAAP net income and EPS.

(3)	Operating margin is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define operating margin as pre-tax income, adjusted to remove advertising expense, fair value adjustments of investment-related derivative instruments and any unusual gains or charges. We consider operating margin an important measure of the financial performance of our ongoing business. Advertising spending is excluded because it is largely at the discretion of the Company, varies significantly from period to period based on market conditions and generally relates to the acquisition of future revenues through new accounts rather than current revenues from existing accounts. Fair value adjustments of investment-related derivative instruments and unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Operating margin should be considered in addition to, rather than as a substitute for, pre-tax income, net income and earnings per share.

(4)	EBITDA (earnings before interest, taxes, depreciation and amortization) and EBITDA excluding investment gains are considered Non-GAAP financial measures as defined by SEC Regulation G. We consider EBITDA and EBITDA excluding investment gains important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA eliminates the non-cash effect of tangible asset depreciation and intangible asset amortization. EBITDA excluding investment gains also eliminates the effect of unusual gains that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA excluding investment gains should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(5)	Liquid assets is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of a) non broker-dealer cash and cash equivalents, b) non broker-dealer short-term investments and c) regulatory net capital of our broker-dealer subsidiaries in excess of 5% of aggregate debit items. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.